UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2019

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street (11th Floor), New York, NY	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 3, 2019, Zedge, Inc. (the “Company”) issued a press release announcing that Tom Arnoy has resigned as Chief Executive Officer of the Company, effective August 31, 2019.

On August 31, 2019, the Company entered into a Separation and Release Agreement among the Company, Mr. Arnoy and Zedge Europe AS (the “Separation Agreement”) specifying the terms of Mr. Arnoy’s termination of service with the Company.

Under the Separation Agreement, Mr. Arnoy has agreed to provide transition assistance and other input to the Company for a period of one year and shall receive severance payments representing six months of his base salary. Mr. Arnoy will retain his options to purchase 325,398 shares of Class B Common Stock of the Company, which will continue to vest and will expire in accordance with the terms of the grant agreements.

The foregoing summary of the Separation Agreement is qualified by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1.

(c) The Board appointed Michael Jonas, age 35, to serve as Interim Chief Executive Officer as of August 31, 2019. Michael Jonas has been a member of the Board of Directors since May 23, 2016, was Vice-Chairman of the Board from June 2, 2016 until November 14, 2016, has been Chairman of the Board since November 14, 2016 and Executive Chairman since October 18, 2017.

Michael Jonas is the controlling stockholder of the Company. Howard S. Jonas, Vice-Chairman of the Board, is the father of Michael Jonas.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the matters described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Document
10.1	Separation and Release Agreement among the Zedge, Inc., Tom Arnoy and Zedge Europe AS, dated August 31, 2019.

99.1	Press Release, dated September 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

Dated: September 3, 2019	By:	/s/ Jonathan Reich
	Name:	Jonathan Reich
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
10.1	Separation and Release Agreement among the Zedge, Inc., Tom Arnoy and Zedge Europe AS, dated August 31, 2019.

99.1	Press Release, dated September 3, 2019.

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